UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Marriott International, Inc. today issued a press release announcing that Cendant Corporation has exercised its option to redeem Marriott’s interest in the Two Flags joint venture, which owns the trademarks and licenses for the Ramada and Days Inn lodging brands in the United States.

The press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: April 2, 2004	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Risk Management

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press release dated April 2, 2004 announcing that Cendant Corporation has exercised its option to redeem Marriott’s interest in the Two Flags joint venture.

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